                                                                    Exhibit 10.7




                                   [GRAPHIC]




                           New Bedford, Massachusetts

                           INCENTIVE COMPENSATION PLAN

                                  JANUARY, 2000







                                                         APPROVED AND ADOPTED BY
                                                         THE EXECUTIVE COMMITTEE
                                                       OF THE BOARD OF DIRECTORS
                                                                  MARCH 23, 2000

                                    [GRAPHIC]

                           New Bedford, Massachusetts

                                 INCENTIVE PLAN

                                Table of Contents


                                                                                              PAGE
Introduction and Highlights of Incentive Plan for 2000..........................................1

INCENTIVE PLAN

Section I - Definitions.........................................................................2

Section II - Participation......................................................................3

Section III -Activating the Plan................................................................3

Section IV -  Calculation of Awards.............................................................4

Section V  -   Distribution of Awards...........................................................4

Section VI -  Plan Administration...............................................................4

Section VII -  Amendment, Modification, Suspension or Termination...............................5

Section VIII -  Effective Date of Plan..........................................................5

Section IX -  Employer Relation with Participants...............................................5

Section X -   Governing Law   ..................................................................5

Section XI -  President's Discretion............................................................5

2000 Performance Goals.................................................................Appendix A

Distribution of Awards.................................................................Appendix B


                               [GRAPHIC OMITTED]

INTRODUCTION AND HIGHLIGHTS OF INCENTIVE PLAN FOR 2000

         It is important to examine the benefits which accrue to the organization through the operation of this incentive plan which covers all employees.

     - PROVIDES MOTIVATION: The opportunity for incentive awards provides employees with the impetus to "stretch" for challenging, yet attainable, goals.

     - PROVIDES RETENTION: by enhancing the Bank's competitive compensation posture.

     - PROVIDES MANAGEMENT TEAM BUILDING: by making the incentive award dependent on the attainment of bank goals, a "team orientation" is fostered among all employees.

     - PROVIDES COMPETITIVE COMPENSATION STRATEGY: The implementation of incentive arrangements is common in the banking industry today.

         The highlights of the incentive plan included in the following pages are as follows:

     1. The recommended plan is competitive as compared with similar sized banks and the banking industry in general.

     2.   The Board of Directors controls all aspects of the Plan.

     3.   All employees are participants.

     4. The financial criteria necessary for plan operation consists of EPS, ROE, efficiency ratio and total deposit/loan growth goals.

     5. Incentive distributions range from 0% of base salary (did not meet goal) to 40% of base salary (maximum performance under plan).

     6. Award distribution would be made during first quarter 200l for fiscal year end December 31, 2000 performance.

     7.   The categories of incentive plan participants are as follows:


                    POSITION                      RANGE OF BONUS AWARDS
                    --------                      ---------------------
             A.       President & CEO                    0% - 40%

             B.       Executive Officers                 0% - 30%

             C.       Senior Officers                    0% - 25%

             D.       Vice Presidents                    0% - 20%

             E.       Other Officers/Exempt Employees    0% - 13%

             F.       Non-exempt Employees               0% - 8%


         The Board of Directors of Compass Bank has established this Incentive Plan. The PURPOSE of the plan is to meet and exceed financial goals and to promote a superior level of performance relative to the Bank's competition in its market area. Through payment of incentive compensation beyond base salaries, the plan provides reward for meeting and exceeding the Bank's financial goals.

SECTION I -DEFINITIONS

         Various terms used in the plan are defined as follows:

BASE SALARY EARNINGS & COMM.:         Actual base salary earnings and
                                      commissions for the plan year then ended.

BOARD OF DIRECTORS:                   The Board of Directors of Compass Bank.

PRESIDENT & CEO:                      President and CEO of Compass Bank.

MANAGEMENT PERFORMANCE GOALS:         Those pre-set objectives and goals which
                                      are required to activate distribution of awards under the plan.

COMPENSATION COMMITTEE:               The Compensation Committee of the Board
                                      of Directors of the Bank.

PLAN PARTICIPANT:                     An eligible employee of the Bank
                                      designated by the President & CEO and
                                      approved by the Personnel Committee for
                                      participation for the Plan Year.

PLAN YEAR:                            The fiscal year.

EPS:                                  Earnings per Share.

ROE:                                  Return on Average Equity.

EFFICIENCY RATIO:                     The ratio of non-interest expenses to the
                                      sum of net interest income and
                                      non-interest income.

TOTAL DEPOSIT/LOAN GROWTH:            The change in the net balances of
                                      deposits and loans (exclusive of the
                                      allowance for loan losses) between the
                                      beginning and end of the Bank's fiscal
                                      year as reflected on the audited
                                      consolidated financial statements.

         For purposes of computing EPS and ROE, earnings are equal to net income, as reflected on the Company's audited consolidated statement of income, increased by the after-tax effect of the bonus expense for the current plan year and adjusted for the after-tax effect of other material non-recurring items.

SECTION II -ELIGIBILITY TO PARTICIPATE

         To be eligible for an award under the plan, a plan participant must be in the full-time or part-time service of the Bank at the start and close of the fiscal year and be in the employ of the Bank when the award is paid out. However, if the active, full-time service with the Bank of a participant in the plan is terminated by death, disability, retirement, or if the participant is on an approved leave of absence, the President & CEO may recommend an award to such a participant based on the proportion of the plan year that he/she was in active service with the Bank. The President may recommend a prorated incentive award to an employee with less than one year's service.

SECTION III - ACTIVATING THE PLAN

         The operation of the plan is predicated on attaining and exceeding management performance goals. The goals will consist of EPS, ROE, efficiency ratio and total deposit/loan growth for fiscal year 2000. The performance goals for the fiscal year are set forth in Appendix A.

SECTION IV - CALCULATION OF AWARDS

         The Compensation Committee designates a rate of distribution for the incentive awards as determined by this plan. The actual rate of distribution for each category of employees will be based upon Bank performance. The individual performance of each employee may also affect the dollar amount or percentage of the award granted to each recipient under this plan. The full Board of Directors will approve the final award distributions.

SECTION V - DISTRIBUTION OF AWARDS

         Distribution of awards will be made during first quarter 2001 following the end of the fiscal year. Distribution of the bonus award must be recommended by the CEO and approved by the Compensation Committee. IN THE EVENT OF DEATH, any approved award as outlined in Section II for distribution will become payable to the designated beneficiary of the participant as recorded under the Bank's group life insurance program, or in the absence of valid designation, to the participant's estate.

SECTION VI - PLAN ADMINISTRATION

         The Board of Directors shall, with respect to the plan, have full power and authority to construe, interpret and manage, control and administer this plan, and to pass and decide upon cases in conformity with the objectives of the plan.

         Any decision made or action taken by the Bank or the Board of Directors, arising out of, or in connection with, the administration, interpretation, and effect of the plan shall be at their absolute discretion and will be conclusive and binding on all parties.

         No member of the Board of Directors or employee of the Bank shall be liable for any act or action hereunder, whether of omission or commission, by a plan participant or employee or by any agent to whom duties in connection with the administration of the plan have been delegated in accordance with the provision of the plan.

SECTION VII - AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION

         The Bank reserves the right, by and through its Board of Directors to amend, modify, suspend, reinstate or terminate all or part of the plan at the end of any plan year. The Board of Directors will give prompt written notice to each participant of any amendment, suspension or termination or any material modification of the plan.

SECTION VIII - EFFECTIVE DATE OF THE PLAN

         The initial effective date of the plan shall be January 1, 2000 and January 1st of each year for succeeding plan years.

SECTION IX - EMPLOYER RELATION WITH PARTICIPANTS

         Neither establishment nor the maintenance of the plan shall be construed as conferring any legal rights upon any participant or any person for a continuation of employment, nor shall it interfere with the right of an employer to discharge any participant or otherwise deal with him/her without regard to the existence of the plan.

SECTION X - GOVERNING LAW

         Except to the extent pre-empted under federal law, the provisions of the plan shall be construed, administered and enforced in accordance with the domestic internal law of the State of Massachusetts.

         In the event of relevant changes in the Internal Revenue Code, related rulings and regulations, or changes imposed by other regulatory agencies affecting the continued appropriateness of the plan and awards made thereunder, the Board may, at its sole discretion, accelerate or change the manner of payments of any unpaid awards or amend the provisions of the plan.

SECTION XI - PRESIDENT'S DISCRETION

         The President & CEO will review the amounts to be awarded to individual participants in the incentive plan. No award will be made to a participant whose normal performance appraisal does not meet acceptable standards. The President may recommend to the Board of Directors an upward or downward adjustment to a bonus award if an individual recipients performance warrants. The Board of Directors may adjust the President & CEO's bonus award upward or downward if in their opinion the President & CEO's performance warrants. Under no circumstances should an upward adjustment exceed 20% for the President & CEO.

                               [GRAPHIC OMITTED]

                                   APPENDIX A

                           New Bedford, Massachusetts

                             2000 PERFORMANCE GOALS

         The Board of Directors has established the following performance goals for the 2000 plan year:

                        1.) ROE target of 8.54% to 10.20%
                                  (30% of Plan)

                         2.) EPS target of $0.97 - $1.17
                                  (30% of Plan)

                     3.) Efficiency Ratio - 54.86% to 50.71%
                                 (15% of Plan)

                             4.) Total Deposit/Loan
                      Growth - $347 million to $449 million
                                 (25% of Plan)

                                                                      Appendix B

                            COMPASS BANK FOR SAVINGS
                      PERFORMANCE GOALS FOR PLAN YEAR 2000

         A : CEO



                    (ex bonus)                     (ex bonus)                          (ex bonus)
PERFORMANCE          ROE GOAL      AWARD BASED     EPS GOAL        AWARD BASED   EFFICIENCY RATIO GOAL      AWARD BASED
   LEVEL           GOAL = 30.00%     ON ROE       GOAL = 30.00%      ON EPS          GOAL = 15.00%          ON EFF. RAT.
-------------      -------------   -----------    -------------    -----------   ----------------------     ------------
   100.00%            8.54%           3.00%           $0.97           3.00%               54.86%               1.50%
   105.00%            8.71%           3.90%           $0.99           3.90%               54.41%               1.95%
   110.00%            8.88%           4.80%           $1.01           4.80%               53.98%               2.40%
   115.00%            9.04%           5.70%           $1.03           5.70%               53.54%               2.85%
   120.00%            9.21%           6.60%           $1.05           6.60%               53.12%               3.30%
   125.00%            9.38%           7.50%           $1.07           7.50%               52.70%               3.75%
   130.00%            9.54%           8.40%           $1.09           8.40%               52.29%               4.20%
   135.00%            9.71%           9.30%           $1.11           9.30%               51.89%               4.65%
   140.00%            9.87%          10.20%           $1.13          10.20%               51.49%               5.10%
   145.00%           10.04%          11.10%           $1.15          11.10%               51.09%               5.55%
   150.00%           10.20%          12.00%           $1.17          12.00%               50.71%               6.00%




         NET LOAN / DEPOSIT GROWTH GOAL                AWARD
           (in millions) GOAL = 25.00%       BASED     TOTAL
         ------------------------------       ON       AWARD
         loans       deposits    total      GROWTH    100.00%
         -----       --------    ------     -------   -------
         $266          $81       $347       2.50%     10.00%
         $274          $83       $357       3.25%     13.00%
         $282          $86       $368       4.00%     16.00%
         $290          $88       $378       4.75%     19.00%
         $297          $90       $387       5.50%     22.00%
         $305          $93       $398       6.25%     25.00%
         $313          $95       $408       7.00%     28.00%
         $321          $97       $418       7.75%     31.00%
         $329         $100       $429       8.50%     34.00%
         $336         $102       $438       9.25%     37.00%
         $344         $105       $449      10.00%     40.00%



             B : EXECUTIVE OFFICERS



                   (ex bonus)                       (ex bonus)       AWARD              (ex bonus)
  PERFORMANCE      ROE GOAL        AWARD BASED       EPS GOAL        BASED         EFFICIENCY RATIO GOAL    AWARD BASED
     LEVEL       GOAL = 30.00%       ON ROE       GOAL = 30.00%      ON EPS           GOAL = 15.00%        ON EFF. RAT.
---------------- -------------- ---------------- --------------- --------------- ------------------------ --------------
   100.00%            8.54%           3.00%           $0.97           3.00%               54.86%               1.50%
   105.00%            8.71%           3.60%           $0.99           3.60%               54.41%               1.80%
   110.00%            8.88%           4.20%           $1.01           4.20%               53.98%               2.10%
   115.00%            9.04%           4.80%           $1.03           4.80%               53.54%               2.40%
   120.00%            9.21%           5.40%           $1.05           5.40%               53.12%               2.70%
   125.00%            9.38%           6.00%           $1.07           6.00%               52.70%               3.00%
   130.00%            9.54%           6.60%           $1.09           6.60%               52.29%               3.30%
   135.00%            9.71%           7.20%           $1.11           7.20%               51.89%               3.60%
   140.00%            9.87%           7.80%           $1.13           7.80%               51.49%               3.90%
   145.00%           10.04%           8.40%           $1.15           8.40%               51.09%               4.20%
   150.00%           10.20%           9.00%           $1.17           9.00%               50.71%               4.50%



       NET LOAN / DEPOSIT GROWTH       AWARD
      (in millions) GOAL = 25.00%      BASED     TOTAL
    ------------------------------      ON       AWARD
     loans      deposits     total     GROWTH    100.00%
    ------     ---------   -------    --------  -------
     $266          $81       $347       2.50%     10.00%
     $274          $83       $357       3.00%     12.00%
     $282          $86       $368       3.50%     14.00%
     $290          $88       $378       4.00%     16.00%
     $297          $90       $387       4.50%     18.00%
     $305          $93       $398       5.00%     20.00%
     $313          $95       $408       5.50%     22.00%
     $321          $97       $418       6.00%     24.00%
     $329         $100       $429       6.50%     26.00%
     $336         $102       $438       7.00%     28.00%
     $344         $105       $449       7.50%     30.00%




                           COMPASS BANK FOR SAVINGS
                           PERFORMANCE GOALS FOR PLAN YEAR 2000

              C : SENIOR OFFICERS



                   (ex bonus)                       (ex bonus)       AWARD              (ex bonus)
  PERFORMANCE      ROE GOAL        AWARD BASED       EPS GOAL        BASED         EFFICIENCY RATIO GOAL    AWARD BASED
     LEVEL       GOAL = 30.00%       ON ROE       GOAL = 30.00%      ON EPS           GOAL = 15.00%        ON EFF. RAT.
---------------- -------------- ---------------- --------------- --------------- ------------------------ --------------
   100.00%            8.54%           3.00%           $0.97           3.00%               54.86%               1.50%
   105.00%            8.71%           3.45%           $0.99           3.45%               54.41%               1.73%
   110.00%            8.88%           3.90%           $1.01           3.90%               53.98%               1.95%
   115.00%            9.04%           4.35%           $1.03           4.35%               53.54%               2.18%
   120.00%            9.21%           4.80%           $1.05           4.80%               53.12%               2.40%
   125.00%            9.38%           5.25%           $1.07           5.25%               52.70%               2.63%
   130.00%            9.54%           5.70%           $1.09           5.70%               52.29%               2.85%
   135.00%            9.71%           6.15%           $1.11           6.15%               51.89%               3.08%
   140.00%            9.87%           6.60%           $1.13           6.60%               51.49%               3.30%
   145.00%           10.04%           7.05%           $1.15           7.05%               51.09%               3.53%
   150.00%           10.20%           7.50%           $1.17           7.50%               50.71%               3.75%



     NET LOAN / DEPOSIT GROWTH       AWARD
    (in millions) GOAL = 25.00%      BASED     TOTAL
  ------------------------------      ON       AWARD
  loans      deposits     total     GROWTH    100.00%
  ------    ---------   -------    --------  -------
  $266          $81       $347       2.50%     10.00%
  $274          $83       $357       2.88%     11.50%
  $282          $86       $368       3.25%     13.00%
  $290          $88       $378       3.63%     14.50%
  $297          $90       $387       4.00%     16.00%
  $305          $93       $398       4.38%     17.50%
  $313          $95       $408       4.75%     19.00%
  $321          $97       $418       5.13%     20.50%
  $329         $100       $429       5.50%     22.00%
  $336         $102       $438       5.88%     23.50%
  $344         $105       $449       6.25%     25.00%


              D : VICE PRESIDENTS



                   (ex bonus)                       (ex bonus)       AWARD              (ex bonus)
  PERFORMANCE      ROE GOAL        AWARD BASED       EPS GOAL        BASED         EFFICIENCY RATIO GOAL    AWARD BASED
     LEVEL       GOAL = 30.00%       ON ROE       GOAL = 30.00%      ON EPS           GOAL = 15.00%        ON EFF. RAT.
---------------- -------------- ---------------- --------------- --------------- ------------------------ --------------
   100.00%            8.54%           3.00%           $0.97           3.00%               54.86%               1.50%
   105.00%            8.71%           3.30%           $0.99           3.30%               54.41%               1.65%
   110.00%            8.88%           3.60%           $1.01           3.60%               53.98%               1.80%
   115.00%            9.04%           3.90%           $1.03           3.90%               53.54%               1.95%
   120.00%            9.21%           4.20%           $1.05           4.20%               53.12%               2.10%
   125.00%            9.38%           4.50%           $1.07           4.50%               52.70%               2.25%
   130.00%            9.54%           4.80%           $1.09           4.80%               52.29%               2.40%
   135.00%            9.71%           5.10%           $1.11           5.10%               51.89%               2.55%
   140.00%            9.87%           5.40%           $1.13           5.40%               51.49%               2.70%
   145.00%           10.04%           5.70%           $1.15           5.70%               51.09%               2.85%
   150.00%           10.20%           6.00%           $1.17           6.00%               50.71%               3.00%



       NET LOAN / DEPOSIT GROWTH       AWARD
      (in millions) GOAL = 25.00%      BASED     TOTAL
    ------------------------------      ON       AWARD
    loans      deposits     total     GROWTH    100.00%
    ------    ---------   -------    --------  -------
     $266          $81       $347       2.50%     10.00%
     $274          $83       $357       2.75%     11.00%
     $282          $86       $368       3.00%     12.00%
     $290          $88       $378       3.25%     13.00%
     $297          $90       $387       3.50%     14.00%
     $305          $93       $398       3.75%     15.00%
     $313          $95       $408       4.00%     16.00%
     $321          $97       $418       4.25%     17.00%
     $329         $100       $429       4.50%     18.00%
     $336         $102       $438       4.75%     19.00%
     $344         $105       $449       5.00%     20.00%



                            COMPASS BANK FOR SAVINGS
                      PERFORMANCE GOALS FOR PLAN YEAR 2000

    E : OTHER OFFICERS AND EXEMPT



                   (ex bonus)                       (ex bonus)       AWARD              (ex bonus)
  PERFORMANCE      ROE GOAL        AWARD BASED       EPS GOAL        BASED         EFFICIENCY RATIO GOAL    AWARD BASED
     LEVEL       GOAL = 30.00%       ON ROE       GOAL = 30.00%      ON EPS           GOAL = 15.00%        ON EFF. RAT.
---------------- -------------- ---------------- --------------- --------------- ------------------------ --------------
   100.00%            8.54%           2.40%           $0.97           2.40%               54.86%               1.20%
   105.00%            8.71%           2.55%           $0.99           2.55%               54.41%               1.28%
   110.00%            8.88%           2.70%           $1.01           2.70%               53.98%               1.35%
   115.00%            9.04%           2.85%           $1.03           2.85%               53.54%               1.43%
   120.00%            9.21%           3.00%           $1.05           3.00%               53.12%               1.50%
   125.00%            9.38%           3.15%           $1.07           3.15%               52.70%               1.58%
   130.00%            9.54%           3.30%           $1.09           3.30%               52.29%               1.65%
   135.00%            9.71%           3.45%           $1.11           3.45%               51.89%               1.73%
   140.00%            9.87%           3.60%           $1.13           3.60%               51.49%               1.80%
   145.00%           10.04%           3.75%           $1.15           3.75%               51.09%               1.88%
   150.00%           10.20%           3.90%           $1.17           3.90%               50.71%               1.95%



       NET LOAN / DEPOSIT GROWTH       AWARD
      (in millions) GOAL = 25.00%      BASED     TOTAL
    ------------------------------      ON       AWARD
    loans      deposits     total     GROWTH    100.00%
    ------    ---------   -------    --------  -------
     $266          $81       $347       2.00%      8.00%
     $274          $83       $357       2.13%      8.50%
     $282          $86       $368       2.25%      9.00%
     $290          $88       $378       2.38%      9.50%
     $297          $90       $387       2.50%     10.00%
     $305          $93       $398       2.63%     10.50%
     $313          $95       $408       2.75%     11.00%
     $321          $97       $418       2.88%     11.50%
     $329         $100       $429       3.00%     12.00%
     $336         $102       $438       3.13%     12.50%
     $344         $105       $449       3.25%     13.00%




      F : NON-EXEMPT EMPLOYEES



                   (ex bonus)                       (ex bonus)       AWARD              (ex bonus)
  PERFORMANCE      ROE GOAL        AWARD BASED       EPS GOAL        BASED         EFFICIENCY RATIO GOAL    AWARD BASED
     LEVEL       GOAL = 30.00%       ON ROE       GOAL = 30.00%      ON EPS           GOAL = 15.00%        ON EFF. RAT.
---------------- -------------- ---------------- --------------- --------------- ------------------------ --------------
   100.00%            8.54%           0.90%           $0.97           0.90%               54.86%               0.45%
   105.00%            8.71%           1.05%           $0.99           1.05%               54.41%               0.53%
   110.00%            8.88%           1.20%           $1.01           1.20%               53.98%               0.60%
   115.00%            9.04%           1.35%           $1.03           1.35%               53.54%               0.68%
   120.00%            9.21%           1.50%           $1.05           1.50%               53.12%               0.75%
   125.00%            9.38%           1.65%           $1.07           1.65%               52.70%               0.83%
   130.00%            9.54%           1.80%           $1.09           1.80%               52.29%               0.90%
   135.00%            9.71%           1.95%           $1.11           1.95%               51.89%               0.98%
   140.00%            9.87%           2.10%           $1.13           2.10%               51.49%               1.05%
   145.00%           10.04%           2.25%           $1.15           2.25%               51.09%               1.13%
   150.00%           10.20%           2.40%           $1.17           2.40%               50.71%               1.20%



       NET LOAN / DEPOSIT GROWTH       AWARD
      (in millions) GOAL = 25.00%      BASED     TOTAL
    ------------------------------      ON       AWARD
    loans      deposits     total     GROWTH    100.00%
    ------    ---------   -------    --------  -------
     $266          $81       $347       0.75%      3.00%
     $274          $83       $357       0.88%      3.50%
     $282          $86       $368       1.00%      4.00%
     $290          $88       $378       1.13%      4.50%
     $297          $90       $387       1.25%      5.00%
     $305          $93       $398       1.38%      5.50%
     $313          $95       $408       1.50%      6.00%
     $321          $97       $418       1.63%      6.50%
     $329         $100       $429       1.75%      7.00%
     $336         $102       $438       1.88%      7.50%
     $344         $105       $449       2.00%      8.00%
